Exhibit 4.1
AMENDMENT NO. 1 TO CREDIT AGREEMENT
     THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT dated as of April 27, 2010 (this “Amendment”) is made among REPUBLIC SERVICES, INC., a Delaware corporation (the “Borrower”), each of the GUARANTORS (as defined in the Credit Agreement (defined in Recital A below)), BANK OF AMERICA, N.A. (“Bank of America”), in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto. Capitalized terms used but not otherwise defined herein have the respective meanings ascribed to them in the Credit Agreement).
RECITALS:
     A. The Borrower, Bank of America, as Administrative Agent, Swing Line Lender and L/C Issuer, and the Lenders party thereto have entered into a Credit Agreement, dated as of September 18, 2008 (as in effect on the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made available to the Borrower a revolving credit facility with a swing line sublimit and a letter of credit sublimit.
     B. The Guarantors have entered into the Guaranty pursuant to which they have guaranteed the payment and performance of the obligations of the Borrower under the Credit Agreement and the other Loan Documents.
     C. The Borrower has advised the Administrative Agent and the Lenders that it desires to amend certain provisions of the Credit Agreement, and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendment on the terms and conditions contained in this Amendment;
     In consideration of the premises and further valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Amendments to the Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:
(a)	The definition of “Consolidated EBITDA” in Section 1.01 is amended by (i) deleting “and” before “(vii)” in the eleventh line thereof, and (ii) inserting the following clause (viii) after the “;” and before the proviso in the fourteenth line thereof:
“(viii) non-cash charges associated with the assumption and early extinguishment from time to time of Indebtedness of Allied assumed in connection with the Allied Acquisition;”
(b)	The existing Exhibit D to the Credit Agreement is deleted in its entirety and Exhibit D attached hereto as Annex I is inserted in lieu thereof.

     2. Conditions Precedent to Amendments. The effectiveness of the amendments to the Credit Agreement set forth in Section 1 above is subject to the satisfaction of the following conditions precedent (the first date on which all such conditions have been satisfied shall be referred to as the “Amendment Effective Date”):
(a)	the Administrative Agent shall have received counterparts of this Amendment, duly executed by the Borrower, the Administrative Agent, the Guarantors and the Required Lenders; and

(b)	unless waived by the Administrative Agent, all fees and expenses of the Administrative Agent and the Lenders (including the reasonable fees and expenses of counsel to the Administrative Agent to the extent invoiced prior to the date hereof) in connection with this Amendment shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).
     3. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:
(a)	The representations and warranties of the Borrower contained in Article V of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date.

(b)	This Amendment has been duly authorized, executed and delivered by, and constitutes a legal, valid and binding obligation of, the Borrower, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally.

(c)	No Default has occurred and is continuing.
     4. Consent and Confirmation of the Guarantors. Each of the Guarantors hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Guaranty (including without limitation the continuation of each such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the waivers and amendments contemplated hereby) and the enforceability of the Guaranty against each Guarantor in accordance with its terms.
     5. Entire Agreement. This Amendment, together with the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise

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expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.
     6. Full Force and Effect of Amendment. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.
     7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, facsimile or other electronic transmission (including .PDF) shall be effective as delivery of a manually executed counterpart of this Amendment.
     8. Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York.
     9. Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
     10. References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.
     11. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, the Lenders and their respective successors and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.
[Signature pages follow.]

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     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER: REPUBLIC SERVICES, INC.
By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	Senior Vice President, Treasurer

Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

THE FOLLOWING CORPORATIONS, AS GUARANTORS:
623 LANDFILL, INC.
A D A J CORPORATION
ACTION DISPOSAL, INC.
ADA COUNTY DEVELOPMENT COMPANY, INC.
ADRIAN LANDFILL, INC.
ADS OF ILLINOIS, INC.
ADS, INC.
AGRI-TECH, INC. OF OREGON
ALABAMA RECYCLING SERVICES, INC.
ALBANY-LEBANON SANITATION, INC.
ALLIED ACQUISITION PENNSYLVANIA, INC.
ALLIED ACQUISITION TWO, INC.
ALLIED ENVIROENGINEERING, INC.
ALLIED GREEN POWER, INC.
ALLIED NOVA SCOTIA, INC.
ALLIED WASTE ALABAMA, INC.
ALLIED WASTE COMPANY, INC.
ALLIED WASTE HAULING OF GEORGIA, INC.
ALLIED WASTE HOLDINGS (CANADA) LTD.
ALLIED WASTE INDUSTRIES (ARIZONA), INC.
ALLIED WASTE INDUSTRIES (NEW MEXICO), INC.
ALLIED WASTE INDUSTRIES (SOUTHWEST), INC.
ALLIED WASTE INDUSTRIES OF GEORGIA, INC.
ALLIED WASTE INDUSTRIES OF ILLINOIS, INC.
ALLIED WASTE INDUSTRIES OF NORTHWEST INDIANA, INC.
ALLIED WASTE INDUSTRIES OF TENNESSEE, INC.
ALLIED WASTE INDUSTRIES, INC.
ALLIED WASTE LANDFILL HOLDINGS, INC.
ALLIED WASTE NORTH AMERICA, INC.
ALLIED WASTE OF CALIFORNIA, INC.
ALLIED WASTE OF LONG ISLAND, INC.
ALLIED WASTE OF NEW JERSEY, INC.
ALLIED WASTE RURAL SANITATION, INC.
ALLIED WASTE SERVICES OF COLORADO, INC.

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	As Treasurer of each of the foregoing Corporations

Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

ALLIED WASTE SERVICES OF PAGE, INC.
ALLIED WASTE SERVICES OF STILLWATER, INC.
ALLIED WASTE SYSTEMS HOLDINGS, INC.
ALLIED WASTE SYSTEMS, INC.
ALLIED WASTE TRANSFER SERVICES OF UTAH, INC.
ALLIED WASTE TRANSPORTATION, INC.
AMERICAN DISPOSAL SERVICES OF ILLINOIS, INC.
AMERICAN DISPOSAL SERVICES OF KANSAS, INC.
AMERICAN DISPOSAL SERVICES OF MISSOURI, INC.
AMERICAN DISPOSAL SERVICES OF NEW JERSEY, INC.
AMERICAN DISPOSAL SERVICES OF WEST VIRGINIA, INC.
AMERICAN DISPOSAL SERVICES, INC.
AMERICAN DISPOSAL TRANSFER SERVICES OF ILLINOIS, INC.
AMERICAN MATERIALS RECYCLING CORP.
AMERICAN SANITATION, INC.
AMERICAN TRANSFER COMPANY, INC.
APACHE JUNCTION LANDFILL CORPORATION
ARC DISPOSAL COMPANY, INC.
AREA DISPOSAL, INC.
ATLANTIC WASTE HOLDING COMPANY, INC.
ATLAS TRANSPORT, INC.
ATTWOODS OF NORTH AMERICA, INC.
AUTOMATED MODULAR SYSTEMS, INC.
AUTOSHRED, INC.
AWIN LEASING COMPANY, INC.
AWIN MANAGEMENT, INC.
BARKER BROTHERS WASTE INCORPORATED
BAY COLLECTION SERVICES, INC.
BAY ENVIRONMENTAL MANAGEMENT, INC.
BAY LANDFILLS, INC.
BAY LEASING COMPANY, INC.
BBCO, INC.
BELLEVILLE LANDFILL, INC.
BERKELEY SANITARY SERVICE, INC.
BFI ATLANTIC, INC.
BFI ENERGY SYSTEMS OF ALBANY, INC.
BFI ENERGY SYSTEMS OF DELAWARE COUNTY, INC.
BFI ENERGY SYSTEMS OF ESSEX COUNTY, INC.

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	As Treasurer of each of the foregoing Corporations

Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

BFI ENERGY SYSTEMS OF HEMPSTEAD, INC.
BFI ENERGY SYSTEMS OF NIAGARA II, INC.
BFI ENERGY SYSTEMS OF NIAGARA, INC.
BFI ENERGY SYSTEMS OF SEMASS, INC.
BFI ENERGY SYSTEMS OF SOUTHEASTERN CONNECTICUT, INC.
BFI INTERNATIONAL, INC.
BFI REF-FUEL, INC.
BFI TRANS RIVER (GP), INC.
BFI TRANSFER SYSTEMS OF NEW JERSEY, INC.
BFI WASTE SYSTEMS OF NEW JERSEY, INC.
BIO-MED OF OREGON, INC.
BLT ENTERPRISES OF OXNARD, INC.
BOND COUNTY LANDFILL, INC.
BORREGO LANDFILL, INC.
BORROW PIT CORP.
BRICKYARD DISPOSAL & RECYCLING, INC.
BROWNING-FERRIS FINANCIAL SERVICES, INC.
BROWNING-FERRIS INDUSTRIES CHEMICAL SERVICES, INC.
BROWNING-FERRIS INDUSTRIES OF CALIFORNIA, INC.
BROWNING-FERRIS INDUSTRIES OF FLORIDA, INC.
BROWNING-FERRIS INDUSTRIES OF ILLINOIS, INC.
BROWNING-FERRIS INDUSTRIES OF NEW JERSEY, INC.
BROWNING-FERRIS INDUSTRIES OF NEW YORK, INC.
BROWNING-FERRIS INDUSTRIES OF OHIO, INC.
BROWNING-FERRIS INDUSTRIES OF TENNESSEE, INC.
BROWNING-FERRIS INDUSTRIES, INC.
BROWNING-FERRIS SERVICES, INC.
BROWNING-FERRIS, INC.
BUNTING TRASH SERVICE, INC.
CALVERT TRASH SYSTEMS, INCORPORATED
CAPITOL RECYCLING AND DISPOSAL, INC.
CC LANDFILL, INC.
CECOS INTERNATIONAL, INC.
CELINA LANDFILL, INC.
CENTRAL ARIZONA TRANSFER, INC.
CENTRAL SANITARY LANDFILL, INC.
CHARTER EVAPORATION RESOURCE RECOVERY SYSTEMS
CHEROKEE RUN LANDFILL, INC.
CITIZENS DISPOSAL, INC.

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	As Treasurer of each of the foregoing Corporations

Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

CITY-STAR SERVICES, INC.
CLARKSTON DISPOSAL, INC.
COCOPAH LANDFILL, INC.
COMPACTOR RENTAL SYSTEMS OF DELAWARE, INC.
COPPER MOUNTAIN LANDFILL, INC.
CORVALLIS DISPOSAL CO.
COUNTY DISPOSAL (OHIO), INC.
COUNTY DISPOSAL, INC.
COUNTY LANDFILL, INC.
CROCKETT SANITARY SERVICE, INC.
CWI OF ILLINOIS, INC.
CWI OF MISSOURI, INC.
DALLAS DISPOSAL CO.
DELTA CONTAINER CORPORATION
DELTA DADE RECYCLING CORP.
DELTA PAPER STOCK, CO.
DELTA RESOURCES CORP.
DELTA SITE DEVELOPMENT CORP.
DELTA WASTE CORP.
DEMPSEY WASTE SYSTEMS II, INC.
DENVER RL NORTH, INC.
DTC MANAGEMENT, INC.
EAGLE INDUSTRIES LEASING, INC.
EAST CHICAGO COMPOST FACILITY, INC.
ECDC ENVIRONMENTAL OF HUMBOLDT COUNTY, INC.
ECDC HOLDINGS, INC.
ELDER CREEK TRANSFER & RECOVERY, INC.
ENVIROCYCLE, INC.
ENVIRONMENTAL DEVELOPMENT CORP. [DE]
ENVIRONMENTAL RECLAMATION COMPANY
ENVIRONTECH, INC.
EVERGREEN SCAVENGER SERVICE, INC.
F. P. McNAMARA RUBBISH REMOVAL INC.
FLL, INC.
FORWARD, INC.
FRED BARBARA TRUCKING CO., INC.
G. VAN DYKEN DISPOSAL INC.
GEK, INC.
GENERAL REFUSE ROLLOFF CORP.

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	As Treasurer of each of the foregoing Corporations

Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

GEORGIA RECYCLING SERVICES, INC.
GOLDEN BEAR TRANSFER SERVICES, INC.
GOLDEN WASTE DISPOSAL, INC.
GRANTS PASS SANITATION, INC.
GREAT LAKES DISPOSAL SERVICE, INC.
GULFCOAST WASTE SERVICE, INC.
HARLAND’S SANITARY LANDFILL, INC.
HONEYGO RUN RECLAMATION CENTER, INC.
ILLINOIS LANDFILL, INC.
ILLINOIS RECYCLING SERVICES, INC.
ILLINOIS VALLEY RECYCLING, INC.
IMPERIAL LANDFILL, INC.
INDEPENDENT TRUCKING COMPANY
INGRUM WASTE DISPOSAL, INC.
INTERNATIONAL DISPOSAL CORP. OF CALIFORNIA
ISLAND WASTE SERVICES LTD.
JETTER DISPOSAL, INC.
KANKAKEE QUARRY, INC.
KELLER CANYON LANDFILL COMPANY
KELLER DROP BOX, INC.
LA CAÑADA DISPOSAL COMPANY, INC.
LAKE NORMAN LANDFILL, INC.
LANDCOMP CORPORATION
LATHROP SUNRISE SANITATION CORPORATION
LEE COUNTY LANDFILL, INC.
LIBERTY WASTE HOLDINGS, INC.
LOOP RECYCLING, INC.
LOOP TRANSFER, INCORPORATED
LOUIS PINTO & SON, INC., SANITATION CONTRACTORS
LUCAS COUNTY LAND DEVELOPMENT, INC.
MANUMIT OF FLORIDA, INC.
McCUSKER RECYCLING, INC.
McINNIS WASTE SYSTEMS, INC.
MESA DISPOSAL, INC.
MIDWAY DEVELOPMENT COMPANY, INC.
MISSISSIPPI WASTE PAPER COMPANY
MOUNTAIN HOME DISPOSAL, INC.
NATIONSWASTE CATAWBA REGIONAL LANDFILL, INC.
NATIONSWASTE, INC.

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	As Treasurer of each of the foregoing Corporations

Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

NCORP, INC.
NEW MORGAN LANDFILL COMPANY, INC.
NEWCO WASTE SYSTEMS OF NEW JERSEY, INC.
NOBLE ROAD LANDFILL, INC.
NORTHLAKE TRANSFER, INC.
NORTHWEST TENNESSEE DISPOSAL CORPORATION
OAKLAND HEIGHTS DEVELOPMENT, INC.
OHIO REPUBLIC CONTRACTS, II, INC.
OHIO REPUBLIC CONTRACTS, INC.
OSCAR’S COLLECTION SYSTEM OF FREMONT, INC.
OTAY LANDFILL, INC.
OTTAWA COUNTY LANDFILL, INC.
PALOMAR TRANSFER STATION, INC.
PELTIER REAL ESTATE COMPANY
PERDOMO & SONS, INC.
PINAL COUNTY LANDFILL CORP.
PITTSBURG COUNTY LANDFILL, INC.
PORT CLINTON LANDFILL, INC.
PORTABLE STORAGE CO.
PREBLE COUNTY LANDFILL, INC.
PRICE & SONS RECYCLING COMPANY
R.C. MILLER ENTERPRISES, INC.
R.C. MILLER REFUSE SERVICE INC.
RABANCO RECYCLING, INC.
RABANCO, LTD.
RAMONA LANDFILL, INC.
RCS, INC.
RELIABLE DISPOSAL, INC.
REPUBLIC DUMPCO, INC.
REPUBLIC ENVIRONMENTAL TECHNOLOGIES, INC.
REPUBLIC SERVICES AVIATION, INC.
REPUBLIC SERVICES FINANCIAL LP, INC.
REPUBLIC SERVICES HOLDING COMPANY, INC.
REPUBLIC SERVICES OF CALIFORNIA HOLDING COMPANY, INC.
REPUBLIC SERVICES OF FLORIDA GP, INC.
REPUBLIC SERVICES OF FLORIDA LP, INC.
REPUBLIC SERVICES OF INDIANA LP, INC.
REPUBLIC SERVICES OF MICHIGAN HOLDING COMPANY, INC.

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	As Treasurer of each of the foregoing Corporations

Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

REPUBLIC SERVICES REAL ESTATE HOLDING, INC.
REPUBLIC SILVER STATE DISPOSAL, INC.
REPUBLIC WASTE SERVICES OF TEXAS GP, INC.
REPUBLIC WASTE SERVICES OF TEXAS LP, INC.
RESOURCE RECOVERY, INC.
RI/ALAMEDA CORP.
RICHMOND SANITARY SERVICE, INC.
RISK SERVICES, INC.
ROCK ROAD INDUSTRIES, INC.
ROSS BROS. WASTE & RECYCLING CO.
ROSSMAN SANITARY SERVICE, INC.
ROXANA LANDFILL, INC.
ROYAL HOLDINGS, INC.
S & S RECYCLING, INC.
SALINE COUNTY LANDFILL, INC.
SAN MARCOS NCRRF, INC.
SANDY HOLLOW LANDFILL CORP.
SANGAMON VALLEY LANDFILL, INC.
SANITARY DISPOSAL SERVICE, INC.
SAUK TRAIL DEVELOPMENT, INC.
SCHOFIELD CORPORATION OF ORLANDO
SHRED — ALL RECYCLING SYSTEMS INC.
SOLANO GARBAGE COMPANY
SOURCE RECYCLING, INC.
SOUTHERN ILLINOIS REGIONAL LANDFILL, INC.
STANDARD DISPOSAL SERVICES, INC.
STANDARD ENVIRONMENTAL SERVICES, INC.
STANDARD WASTE, INC.
STREATOR AREA LANDFILL, INC.
SUBURBAN TRANSFER, INC. [IL]
SUBURBAN WAREHOUSE, INC.
SUMMIT WASTE SYSTEMS, INC.
SUNRISE SANITATION SERVICE, INC.
SUNSET DISPOSAL SERVICE, INC.
SUNSET DISPOSAL, INC.
SYCAMORE LANDFILL, INC.
TATE’S TRANSFER SYSTEMS, INC.
TAY-BAN CORPORATION
TAYLOR RIDGE LANDFILL, INC.

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	As Treasurer of each of the foregoing Corporations

Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

TENNESSEE UNION COUNTY LANDFILL, INC.
THE ECOLOGY GROUP, INC.
THOMAS DISPOSAL SERVICE, INC.
TOM LUCIANO’S DISPOSAL SERVICE, INC.
TOTAL SOLID WASTE RECYCLERS, INC.
TRICIL (N.Y.), INC.
TRI-COUNTY REFUSE SERVICE, INC.
TRI-STATE RECYCLING SERVICES, INC.
TRI-STATE REFUSE CORPORATION
UNITED DISPOSAL SERVICE, INC.
UPPER ROCK ISLAND COUNTY LANDFILL, INC.
VALLEY LANDFILLS, INC.
VINING DISPOSAL SERVICE, INC.
WASATCH REGIONAL LANDFILL, INC.
WASTE CONTROL SYSTEMS, INC.
WASTE SERVICES OF NEW YORK, INC.
WASTEHAUL, INC.
WAYNE COUNTY LANDFILL IL, INC.
WDTR, INC.
WEST CONTRA COSTA ENERGY RECOVERY COMPANY
WEST CONTRA COSTA SANITARY LANDFILL, INC.
WEST COUNTY LANDFILL, INC.
WEST COUNTY RESOURCE RECOVERY, INC.
WILLAMETTE RESOURCES, INC.
WILLIAMS COUNTY LANDFILL INC.
WJR ENVIRONMENTAL, INC.
WOODLAKE SANITARY SERVICE, INC.
ZAKAROFF SERVICES

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	As Treasurer of each of the foregoing Corporations

Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

DINVERNO, INC.
By:	/s/ Roger A. Groen, Jr.
	Name:	Roger A. Groen, Jr.
	Title:	President

Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

THE FOLLOWING LIMITED LIABILITY COMPANIES, AS GUARANTORS:
AGRICULTURAL ACQUISITIONS, LLC
ALLIED GAS RECOVERY SYSTEMS, L.L.C.
ALLIED SERVICES, LLC
ALLIED TRANSFER SYSTEMS OF NEW JERSEY, LLC
ALLIED WASTE ENVIRONMENTAL MANAGEMENT GROUP, LLC
ALLIED WASTE NIAGARA FALLS LANDFILL, LLC
ALLIED WASTE OF NEW JERSEY-NEW YORK, LLC
ALLIED WASTE RECYCLING SERVICES OF NEW HAMPSHIRE, LLC
ALLIED WASTE SERVICES OF MASSACHUSETTS, LLC
ALLIED WASTE SERVICES OF NORTH AMERICA, LLC
ALLIED WASTE SYCAMORE LANDFILL, LLC
ALLIED WASTE SYSTEMS OF ARIZONA, LLC
ALLIED WASTE SYSTEMS OF COLORADO, LLC
ALLIED WASTE SYSTEMS OF INDIANA, LLC
ALLIED WASTE SYSTEMS OF MICHIGAN, LLC
ALLIED WASTE SYSTEMS OF MONTANA, LLC
ALLIED WASTE SYSTEMS OF NEW JERSEY, LLC
ALLIED WASTE SYSTEMS OF NORTH CAROLINA, LLC
ALLIED WASTE SYSTEMS OF PENNSYLVANIA, LLC
ALLIED WASTE TRANSFER SERVICES OF ARIZONA, LLC
ALLIED WASTE TRANSFER SERVICES OF CALIFORNIA, LLC
ALLIED WASTE TRANSFER SERVICES OF FLORIDA, LLC
ALLIED WASTE TRANSFER SERVICES OF IOWA, LLC
ALLIED WASTE TRANSFER SERVICES OF LIMA, LLC
ALLIED WASTE TRANSFER SERVICES OF NEW YORK, LLC
ALLIED WASTE TRANSFER SERVICES OF NORTH CAROLINA, LLC
ALLIED WASTE TRANSFER SERVICES OF OREGON, LLC
ALLIED WASTE TRANSFER SERVICES OF RHODE ISLAND, LLC
ANSON COUNTY LANDFILL NC, LLC
ARIANA, LLC
AUTAUGA COUNTY LANDFILL, LLC
AWIN LEASING II, LLC
BFGSI, L.L.C.
BFI TRANSFER SYSTEMS OF ALABAMA, LLC
BFI TRANSFER SYSTEMS OF DC, LLC
BFI TRANSFER SYSTEMS OF GEORGIA, LLC
BFI TRANSFER SYSTEMS OF MARYLAND, LLC

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	As Treasurer of each of the foregoing Limited Liability Companies

Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

BFI TRANSFER SYSTEMS OF MASSACHUSETTS, LLC
BFI TRANSFER SYSTEMS OF MISSISSIPPI, LLC
BFI TRANSFER SYSTEMS OF PENNSYLVANIA, LLC
BFI TRANSFER SYSTEMS OF VIRGINIA, LLC
BFI WASTE SERVICES OF PENNSYLVANIA, LLC
BFI WASTE SERVICES OF TENNESSEE, LLC
BFI WASTE SERVICES, LLC
BFI WASTE SYSTEMS OF ALABAMA, LLC
BFI WASTE SYSTEMS OF ARKANSAS, LLC
BFI WASTE SYSTEMS OF GEORGIA, LLC
BFI WASTE SYSTEMS OF KENTUCKY, LLC
BFI WASTE SYSTEMS OF LOUISIANA, LLC
BFI WASTE SYSTEMS OF MASSACHUSETTS, LLC
BFI WASTE SYSTEMS OF MISSISSIPPI, LLC
BFI WASTE SYSTEMS OF MISSOURI, LLC
BFI WASTE SYSTEMS OF NORTH AMERICA, LLC
BFI WASTE SYSTEMS OF NORTH CAROLINA, LLC
BFI WASTE SYSTEMS OF OKLAHOMA, LLC
BFI WASTE SYSTEMS OF SOUTH CAROLINA, LLC
BFI WASTE SYSTEMS OF TENNESSEE, LLC
BFI WASTE SYSTEMS OF VIRGINIA, LLC
BRIDGETON LANDFILL, LLC
BRIDGETON TRANSFER STATION, LLC
BROWNING-FERRIS INDUSTRIES, LLC
BRUNSWICK WASTE MANAGEMENT FACILITY, LLC
BUTLER COUNTY LANDFILL, LLC
C & C EXPANDED SANITARY LANDFILL, LLC
CACTUS WASTE SYSTEMS, LLC
CARBON LIMESTONE LANDFILL, LLC
CENTRAL VIRGINIA PROPERTIES, LLC
CHILTON LANDFILL, LLC
CONSOLIDATED DISPOSAL SERVICE, L.L.C.
CONTINENTAL WASTE INDUSTRIES, L.L.C.
COUNTY ENVIRONMENTAL LANDFILL, LLC
COUNTY LAND DEVELOPMENT LANDFILL, LLC
COURTNEY RIDGE LANDFILL, LLC
CRESCENT ACRES LANDFILL, LLC
CUMBERLAND COUNTY DEVELOPMENT COMPANY, LLC
D & L DISPOSAL, L.L.C.
E LEASING COMPANY, LLC

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	As Treasurer of each of the foregoing Limited Liability Companies

Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

ECDC ENVIRONMENTAL, L.C.
ELLIS SCOTT LANDFILL MO, LLC
ENVOTECH-ILLINOIS L.L.C.
EVERGREEN SCAVENGER SERVICE, L.L.C.
FLINT HILL ROAD, LLC
FOREST VIEW LANDFILL, LLC
FRONTIER WASTE SERVICES (COLORADO), LLC
FRONTIER WASTE SERVICES (UTAH), LLC
FRONTIER WASTE SERVICES OF LOUISIANA L.L.C.
GATEWAY LANDFILL, LLC
GENERAL REFUSE SERVICE OF OHIO, L.L.C.
GREAT PLAINS LANDFILL OK, LLC
GREENRIDGE RECLAMATION, LLC
GREENRIDGE WASTE SERVICES, LLC
H LEASING COMPANY, LLC
HANCOCK COUNTY DEVELOPMENT COMPANY, LLC
HARRISON COUNTY LANDFILL, LLC
JACKSON COUNTY LANDFILL, LLC
JEFFERSON CITY LANDFILL, LLC
JEFFERSON PARISH DEVELOPMENT COMPANY, LLC
KANDEL ENTERPRISES, LLC
LEE COUNTY LANDFILL SC, LLC
LEMONS LANDFILL, LLC
LIBERTY WASTE SERVICES LIMITED, L.L.C.
LIBERTY WASTE SERVICES OF ILLINOIS, L.L.C.
LIBERTY WASTE SERVICES OF McCOOK, L.L.C.
LITTLE CREEK LANDING, LLC
LOCAL SANITATION OF ROWAN COUNTY, L.L.C.
LORAIN COUNTY LANDFILL, LLC
LUCAS COUNTY LANDFILL, LLC
MADISON COUNTY DEVELOPMENT, LLC
MENANDS ENVIRONMENTAL SOLUTIONS, LLC
MISSOURI CITY LANDFILL, LLC
N LEASING COMPANY, LLC
NEW YORK WASTE SERVICES, LLC
NORTHEAST LANDFILL, LLC
OBSCURITY LAND DEVELOPMENT, LLC
OKLAHOMA CITY LANDFILL, L.L.C.
PACKERTON LAND COMPANY, L.L.C.
PINECREST LANDFILL OK, LLC
POLK COUNTY LANDFILL, LLC

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	As Treasurer of each of the foregoing Limited Liability Companies

Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

PRINCE GEORGE’S COUNTY LANDFILL, LLC
REPUBLIC OHIO CONTRACTS, LLC
REPUBLIC SERVICES GROUP, LLC
REPUBLIC SERVICES OF ARIZONA HAULING, LLC
REPUBLIC SERVICES OF CALIFORNIA II, LLC
REPUBLIC SERVICES OF COLORADO HAULING, LLC
REPUBLIC SERVICES OF COLORADO I, LLC
REPUBLIC SERVICES OF GEORGIA GP, LLC
REPUBLIC SERVICES OF GEORGIA LP, LLC
REPUBLIC SERVICES OF INDIANA TRANSPORTATION, LLC
REPUBLIC SERVICES OF KENTUCKY, LLC
REPUBLIC SERVICES OF MICHIGAN HAULING, LLC
REPUBLIC SERVICES OF MICHIGAN I, LLC
REPUBLIC SERVICES OF MICHIGAN II, LLC
REPUBLIC SERVICES OF MICHIGAN III, LLC
REPUBLIC SERVICES OF MICHIGAN IV, LLC
REPUBLIC SERVICES OF MICHIGAN V, LLC
REPUBLIC SERVICES OF NEW JERSEY, LLC
REPUBLIC SERVICES OF NORTH CAROLINA, LLC
REPUBLIC SERVICES OF OHIO HAULING, LLC
REPUBLIC SERVICES OF OHIO I, LLC
REPUBLIC SERVICES OF OHIO II, LLC
REPUBLIC SERVICES OF OHIO III, LLC
REPUBLIC SERVICES OF OHIO IV, LLC
REPUBLIC SERVICES OF PENNSYLVANIA, LLC
REPUBLIC SERVICES OF SOUTH CAROLINA, LLC
REPUBLIC SERVICES OF SOUTHERN CALIFORNIA, LLC
REPUBLIC SERVICES OF VIRGINIA, LLC
REPUBLIC SERVICES OF WISCONSIN GP, LLC
REPUBLIC SERVICES OF WISCONSIN LP, LLC
REPUBLIC SERVICES VASCO ROAD, LLC
REPUBLIC WASTE SERVICES OF SOUTHERN CALIFORNIA, LLC
RITM, LLC
RUBBISH CONTROL, LLC
S LEASING COMPANY, LLC
SAN DIEGO LANDFILL SYSTEMS, LLC
SAND VALLEY HOLDINGS, L.L.C.
SHOW-ME LANDFILL, LLC
SOUTHEAST LANDFILL, LLC
ST. BERNARD PARISH DEVELOPMENT COMPANY, LLC

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	As Treasurer of each of the foregoing Limited Liability Companies

Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

ST. JOSEPH LANDFILL, LLC
TOTAL ROLL-OFFS, L.L.C.
WAYNE COUNTY LAND DEVELOPMENT, LLC
WAYNE DEVELOPERS, LLC
WEBSTER PARISH LANDFILL, L.L.C.
WILLOW RIDGE LANDFILL, LLC

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	As Treasurer of each of the foregoing Limited Liability Companies

Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

THE FOLLOWING LIMITED PARTNERSHIPS, AS GUARANTORS:

REPUBLIC SERVICES FINANCIAL, LIMITED PARTNERSHIP
By:	REPUBLIC SILVER STATE DISPOSAL,
INC., as General Partner

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	Treasurer

REPUBLIC SERVICES OF FLORIDA, LIMITED PARTNERSHIP
By:	REPUBLIC SERVICES OF FLORIDA GP,
INC., as General Partner

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	Treasurer

REPUBLIC SERVICES OF GEORGIA, LIMITED PARTNERSHIP
By:	REPUBLIC SERVICES OF GEORGIA GP,
LLC, as General Partner

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	Treasurer

REPUBLIC SERVICES OF INDIANA, LIMITED PARTNERSHIP
By:	REPUBLIC SERVICES, INC., as General Partner

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	Senior Vice President, Treasurer

Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

REPUBLIC SERVICES OF WISCONSIN, LIMITED PARTNERSHIP
By:	REPUBLIC SERVICES OF WISCONSIN
GP, LLC, as General Partner

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	Treasurer

RWS TRANSPORT, L.P.
By:	REPUBLIC WASTE SERVICES OF
TEXAS GP, INC., as General Partner

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	Treasurer

REPUBLIC WASTE SERVICES OF TEXAS, LTD.
By:	REPUBLIC WASTE SERVICES OF
TEXAS GP, INC., as General Partner

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	Treasurer

Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

ABILENE LANDFILL TX, LP
BFI TRANSFER SYSTEMS OF TEXAS, LP
BFI WASTE SERVICES OF INDIANA, LP
BFI WASTE SERVICES OF TEXAS, LP
BFI WASTE SYSTEMS OF INDIANA, LP
BLUE RIDGE LANDFILL TX, LP
BRENHAM TOTAL ROLL-OFFS, LP
CAMELOT LANDFILL TX, LP
CEFE LANDFILL TX, LP
CROW LANDFILL TX, L.P.
DESARROLLO DEL RANCHO LA GLORIA TX, LP
EL CENTRO LANDFILL, L.P.
ELLIS COUNTY LANDFILL TX, LP
FORT WORTH LANDFILL TX, LP
FRONTIER WASTE SERVICES, L.P.
GALVESTON COUNTY LANDFILL TX, LP
GILES ROAD LANDFILL TX, LP
GOLDEN TRIANGLE LANDFILL TX, LP
GREENWOOD LANDFILL TX, LP
GULF WEST LANDFILL TX, LP
ITASCA LANDFILL TX, LP
KERRVILLE LANDFILL TX, LP
LEWISVILLE LANDFILL TX, LP
MARS ROAD TX, LP
McCARTY ROAD LANDFILL TX, LP
MESQUITE LANDFILL TX, LP
MEXIA LANDFILL TX, LP
PANAMA ROAD LANDFILL, TX, L.P.
PINE HILL FARMS LANDFILL TX, LP
PLEASANT OAKS LANDFILL TX, LP
RIO GRANDE VALLEY LANDFILL TX, LP
ROYAL OAKS LANDFILL TX, LP
SOUTH CENTRAL TEXAS LAND CO. TX, LP
SOUTHWEST LANDFILL TX, LP
TESSMAN ROAD LANDFILL TX, LP

By:	Allied Waste Landfill Holdings, Inc., as General Partner of the foregoing limited partnerships

	By:	/s/ Edward A. Lang, III

		Name:	Edward A. Lang, III
		Title:	Treasurer
Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

TURKEY CREEK LANDFILL TX, LP
VICTORIA LANDFILL TX, LP
WHISPERING PINES LANDFILL TX, LP

By:	Allied Waste Landfill Holdings, Inc., as General Partner of the foregoing limited partnerships

	By:	/s/ Edward A. Lang, III

		Name:	Edward A. Lang, III
		Title:	Treasurer
BFI ENERGY SYSTEMS OF SOUTHEASTERN CONNECTICUT, LIMITED PARTNERSHIP

By:	BFI Energy Systems of Southeastern Connecticut, Inc., as General Partner

	By:	/s/ Edward A. Lang, III

		Name:	Edward A. Lang, III
		Title:	Treasurer
Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

THE FOLLOWING GENERAL PARTNERSHIPS, AS GUARANTORS:
OCEANSIDE WASTE AND RECYCLING SERVICES

By:	REPUBLIC SERVICES, INC., Partner

	By:	/s/ Edward A. Lang, III

		Name:	Edward A. Lang, III
		Title:	Senior Vice President, Treasurer

By:	ZAKAROFF SERVICES, Partner

	By:	/s/ Edward A. Lang, III

		Name:	Edward A. Lang, III
		Title:	Vice President
BENTON COUNTY DEVELOPMENT COMPANY
CLINTON COUNTY LANDFILL PARTNERSHIP
COUNTY LINE LANDFILL PARTNERSHIP
ILLIANA DISPOSAL PARTNERSHIP
JASPER COUNTY DEVELOPMENT COMPANY PARTNERSHIP
KEY WASTE INDIANA PARTNERSHIP
LAKE COUNTY C & D DEVELOPMENT PARTNERSHIP
NEWTON COUNTY LANDFILL PARTNERSHIP
SPRINGFIELD ENVIRONMENTAL GENERAL PARTNERSHIP
TIPPECANOE COUNTY WASTE SERVICES PARTNERSHIP
WARRICK COUNTY DEVELOPMENT COMPANY

By:	Allied Waste North America, Inc., as General Partner of the foregoing general partnerships

	By:	/s/ Edward A. Lang, III

		Name:	Edward A. Lang, III
		Title:	Treasurer

By:	Allied Waste Landfill Holdings, Inc., as General Partner of the foregoing general partnerships

	By:	/s/ Edward A. Lang, III

		Name:	Edward A. Lang, III
		Title:	Treasurer
Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

BENSON VALLEY LANDFILL GENERAL PARTNERSHIP
BLUE RIDGE LANDFILL GENERAL PARTNERSHIP
GREEN VALLEY LANDFILL GENERAL PARTNERSHIP
MOREHEAD LANDFILL GENERAL PARTNERSHIP

By:	Allied Waste North America, Inc., as General Partner of the foregoing general partnerships

	By:	/s/ Edward A. Lang, III

		Name:	Edward A. Lang, III
		Title:	Treasurer

By:	Browning-Ferris Industries of Tennessee, Inc., as General Partner of the foregoing general partnerships

	By:	/s/ Edward A. Lang, III

		Name:	Edward A. Lang, III
		Title:	Treasurer
RABANCO COMPANIES

By:	Rabanco, Ltd., as General Partner of the foregoing general partnership

	By:	/s/ Edward A. Lang, III

		Name:	Edward A. Lang, III
		Title:	Treasurer

By:	Rabanco Recycling, Inc., as General Partner of the foregoing general partnership

	By:	/s/ Edward A. Lang, III

		Name:	Edward A. Lang, III
		Title:	Treasurer
Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Maria F. Maia
	Name:	Maria F. Maia
	Title:	Managing Director

Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender
By:	/s/ Maria F. Maia
	Name:	Maria F. Maia
	Title:	Managing Director

Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender and L/C Issuer
By:	/s/ Anna C. Ruiz
	Name:	Anna C. Ruiz
	Title:	Vice President

Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

BARCLAYS BANK PLC
By:	/s/ Naom Azachi
	Name:	Naom Azachi
	Title:	Assistant Vice President

Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

BNP PARIBAS
By:	/s/ Mike Shryock
	Name:	Mike Shryock
	Title:	Managing Director

By:	/s/ Michael Pearce
	Name:	Michael Pearce
	Title:	Director

Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

THE ROYAL BANK OF SCOTLAND PLC
By:	/s/ L. Peter Yetman
	Name:	L. Peter Yetman
	Title:	Senior Vice President

Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

THE BANK OF NOVA SCOTIA, as a Lender and L/C Issuer
By:	/s/ Patrik G. Noriss
	Name:	Patrik G. Norris
	Title:	Director

Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH
By:	/s/ D. Barnell
	Name:	D. Barnell
	Title:	V.P & Manager

Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

SUNTRUST BANK
By:	/s/ William C. Barr, III
	Name:	William C. Barr, III
	Title:	Managing Director

Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

UNION BANK N.A.
By:	/s/ Pierre Bury
	Name:	Pierre Bury
	Title:	Vice President

Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

UBS LOAN FINANCE LLC
By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and L/C Issuer
By:	/s/ Robert A. Krasnow
	Name:	Robert A. Krasnow
	Title:	Sr. Vice President

Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

By:	/s/ Claudia Rost
	Name:	Claudia Rost
	Title:	Vice President

By:	/s/ Alina Parizianu
	Name:	Alina Parizianu
	Title:	Assistant Treasurer

Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

MIZUHO CORPORATE BANK, LTD.
By:	/s/ Leon Mo
	Name:	Leon Mo
	Title:	Authorized Signatory

Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

UNICREDIT SpA, NEW YORK BRANCH
By:	/s/ Charles Michael
	Name:	Charles Michael
	Title:	Vice President

By:	/s/ Patricia M. Tresna
	Name:	Patricia M. Tresna
	Title:	Managing Director

Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

THE BANK OF NEW YORK MELLON
By:	/s/ Robert Besser
	Name:	Robert Besser
	Title:	Vice President

Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

COBANK, ACB
By:	/s/ Bryan Ervin
	Name:	Bryan Ervin
	Title:	Vice President

Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

PNC BANK, NATIONAL ASSOCIATION, as a Lender and L/C Issuer
By:	/s/ Jennifer L. Loew
	Name:	Jennifer L. Loew
	Title:	Vice President

Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ William M. Ginn
	Name:	William M. Ginn
	Title:	Executive Officer

Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Blake Malia
	Name:	Blake Malia
	Title:	Vice President

Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

RAYMOND JAMES BANK, FSB
By:	/s/ Steven Paley
	Name:	Steven Paley
	Title:	Senior Vice President

Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

BRANCH BANKING & TRUST COMPANY
By:	/s/ Troy R. Weaver
	Name:	Troy R. Weaver
	Title:	Senior Vice President

Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

E.SUN COMMERCIAL BANK LTD., LOS ANGELES BRANCH

By:
Name:
Title:

Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH

By:
Name:
Title:

Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

HUA NAN COMMERCIAL BANK, LTD., NEW YORK BRANCH

By:
Name:
Title:

Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK
By:	/s/ David Cagle
	Name:	David Cagle
	Title:	Managing Director

By:	/s/ Brian Myers
	Name:	Brian Myers
	Title:	Managing Director

Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Signature Page

Annex I
EXHIBIT D
FORM OF COMPLIANCE CERTIFICATE
Financial Statement Date:                     ,
To: Bank of America, N.A., as Administrative Agent
Ladies and Gentlemen:
     Reference is made to that certain Credit Agreement, dated as of September 18, 2008 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Republic Services, Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.
     The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the                                          of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:
[Use following paragraph 1 for fiscal year-end financial statements]
     1. The Borrower has delivered the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report of an independent certified public accountant required by such section.
[Use following paragraph 1 for fiscal quarter-end financial statements]
     1. The Borrower has delivered the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements fairly present, in accordance with GAAP (subject to the absence of footnotes and to ordinary, good faith year-end audit adjustments), the financial position and the results of operations of the Borrower and its Subsidiaries as of such date and for such period.
     2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by such financial statements.
     3. A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and
Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Annex I

[select one:]
     [to the best knowledge of the undersigned, during such fiscal period, the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]
—or—
     [to the best knowledge of the undersigned, during such fiscal period the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]
     4. The representations and warranties of the Borrower contained in Article V of the Agreement, and any representations and warranties of the Borrower that are contained in any Loan Document or other document furnished at any time under or in connection with the Loan Documents, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsection (a) of Section 5.11 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clause (a) of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.
     5. The financial covenant analyses and information set forth on Schedule 1 attached hereto are true and accurate on and as of the date of this Certificate.
     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of                     ,                     .

REPUBLIC SERVICES, INC.
By:
Name:
Title:

Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Annex I

For the Quarter/Year ended                                          (“Statement Date”)
SCHEDULE 1
to the Compliance Certificate
($ in 000’s)

I.	Subsection 7.01(a): Consolidated Interest Coverage Ratio

	A.	Consolidated EBITDA for Computation Period:

		(1)	Consolidated Net Income for Computation Period:	$
		(2)	Consolidated Interest Expense for Computation Period:	$
		(3)	taxes on income for Computation Period:	$
		(4)	amortization and depreciation for Computation Period:	$
		(5)	[environmental remediation charges during Computation Period associated with environmental conditions at the CountryWide Recycling and Disposal Facility as more particularly described in the Borrower’s Form 10-Q filed with the SEC on August 8, 2008 (not to exceed $69,000,000 in the aggregate during all Computation Periods):	$
		[(6)	reasonably documented costs and expenses incurred during Computation Period in connection with the Allied Acquisition (not to exceed $50,000,000 in the aggregate through the first anniversary of the consummation of the Allied Acquisition):	$
		[(7)	reasonably documented transition costs during Computation Period in connection with the Allied Acquisition (not to exceed $146,000,000 in the aggregate through the first anniversary of the consummation of the Allied Acquisition or $36,000,000 in the twelve (12) month period after such first anniversary ):	$		][1]
		[(8)	non-cash charges associated with the assumption and early extinguishment of Indebtedness of Allied assumed in connection with the Allied Acquisition:	$

		[(9)]	Lines II.D.(1)+(2)+(3)+(4)+(5)[+(6)+(7)+(8)]:	$

	B.	Consolidated Interest Expense for Computation Period:		$

	C.	Line I.A.[(9)] divided by Line I.B.:			______________ to 1.00
(Line I.C. must not be less than 3.00 to 1.00)

[1]	Bracketed text to be deleted if not applicable during Computation Period and bracketed cross-references appropriately updated.
Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Annex I

II.	Subsection 7.01(b): Total Debt to EBITDA Ratio

	A.	Total Debt as of last day of Computation Period:		$

	B.	Restricted Cash as of last day of Computation Period:		$

	C.	Line II.A. minus Line II.B.:		$

	D.	Consolidated EBITDA for Computation Period[2]:

		(1)	Consolidated Net Income for Computation Period:	$
		(2)	Consolidated Interest Expense for Computation Period:	$
		(3)	taxes on income for Computation Period:	$
		(4)	amortization and depreciation for Computation Period:	$
		(5)	[environmental remediation charges during Computation Period associated with environmental conditions at the CountryWide Recycling and Disposal Facility as more particularly described in the Borrower’s Form 10-Q filed with the SEC on August 8, 2008 (not to exceed $69,000,000 in the aggregate during all Computation Periods):	$		]
		[(6)	reasonably documented costs and expenses incurred during Computation Period in connection with the Allied Acquisition (not to exceed $50,000,000 in the aggregate through the first anniversary of the consummation of the Allied Acquisition):	$		]
		[(6)	reasonably documented transition costs during Computation Period in connection with the Allied Acquisition (not to exceed $146,000,000 in the aggregate through the first anniversary of the consummation of the Allied Acquisition or $36,000,000 in the twelve (12) month period after such first anniversary ):	$		][3]
		[(8)	non-cash charges associated with the assumption and early extinguishment of Indebtedness of Allied assumed in connection with the Allied Acquisition:	$		]

		[(9)]	Lines II.D.(1)+(2)+(3)+(4)+(5)[+(6)+(7)+(8)]:	$

	E.	Line II.C. divided by Line II.D.[9]:			_______________to 1.00
(Line II.E must not be greater than (i) 4.00 to 1.00 for any Computation Period on or before March
31, 2010, or (ii) 3.25 to 1.00 for any Computation Period thereafter)

[2]	To the extent that any Acquisition has been consummated during a Computation Period, Consolidated EBITDA shall be computed on a pro forma basis in accordance with Article 11 of Regulation S-X of the SEC or in a manner otherwise approved by the Administrative Agent only for the purpose of determining the Total Debt to EBITDA Ratio.

[3]	Bracketed text to be deleted if not applicable during Computation Period and bracketed cross-references appropriately updated.
Republic Services, Inc.
Amendment No. 1 to Credit Agreement (2008)
Annex I